Prospectus supplement	August 29, 2012

Putnam Equity Income Fund Prospectus dated March 30, 2012

The sub-section Your fund’s management in the Fund summary section is deleted in its entirety and replaced with the following disclosure:

Your fund’s management

Investment Advisor

Putnam Investment Management, LLC

Portfolio Manager

Darren Jaroch, Portfolio Manager, portfolio manager of the fund since 2012

Assistant Portfolio Manager

Walter Scully, Analyst, assistant portfolio manager of the fund since 2012

The section Who oversees and manages the fund? is supplemented to reflect that Darren Jaroch and Walter Scully are now primarily responsible for the day-to-day management of the fund’s portfolio.

Mr. Jaroch has managed the fund since 2012. He has been employed with Putnam Management as a Portfolio Manager since 1999.

Mr. Scully has been an assistant portfolio manager of the fund since 2012. He has been employed with Putnam Management as an Analyst since 1996.

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